SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 1, 2004


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-7476                63-0591257
   (State or other jurisdiction       (Commission           (IRS Employer
         of incorporation)            File Number)        Identification No.)

                                 AMSOUTH CENTER
                             1900 FIFTH AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
          (Address, including zip code, of principal executive office)

       Registrant's telephone number, including area code: (205) 320-7151


                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On November 1, 2004, AmSouth Bank, a wholly-owned subsidiary of AmSouth Bancorporation, entered into an agreement to sell the Bank's credit card portfolio to MBNA Corporation. Details of the transaction are contained in a press release issued by AmSouth, a copy of which is attached hereto and incorporated herein as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      AMSOUTH BANCORPORATION


                                                      By:  /s/ Carl L. Gorday
                                                         -----------------------
                                                      Name:  Carl L. Gorday
                                                      Title: Assistant Secretary


Date: November 1, 2004




Exhibit Index

Exhibit No.                Exhibit

99.1                       Press release of November 1, 2004